SCHEDULE 14A INFORMATION


                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No.)

Filed by the Registrant                             [X]
Filed by a party other than the Registrant          [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Definitive Proxy Statement
[x]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section.240-14a-11(c) or
      Section.240-14a-12
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)



                      FRANKLIN INVESTORS SECURITIES TRUST
               (Name of Registrant as Specified in its Charter)

                      FRANKLIN INVESTORS SECURITIES TRUST
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:


     (5)   Total fee paid:

[ ] Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)    Amount Previously Paid:

     2)    Form, Schedule or Registration Statement No.:

     3)    Filing Party:

     4)    Date Filed:


                                                            IMPORTANT NOTICE
-------------------------------------------------------------------------------
                                                           September 6, 2002


                      FRANKLIN CONVERTIBLE SECURITIES FUND
                              One Franklin Parkway
                            San Mateo, CA 94403-1906

                             URGENT REMINDER NOTICE:
                       THE SPECIAL MEETING OF SHAREHOLDERS
                           THURSDAY, OCTOBER 03, 2002

Dear Shareholder:

We are writing to remind you that the Special Meeting of Shareholders for Franklin Convertible Securities Fund is scheduled for Thursday, October 03, 2002 and we have not received your vote. In order for the Fund to formally conduct the business of the meeting, we must receive voting instructions from at least 40% of the outstanding shares making it critical you participate. The Franklin Convertible Securities Fund's records indicate that as of July 15, 2002 ("Record Date" for the meeting), you were holding shares of the Fund and have not yet voted on the matters set forth in the proxy statement. Please take the time to review the proxy statement and cast your vote in order to allow us to obtain a sufficient number of votes to hold the meeting.

If you should have any questions regarding the meeting agenda or the execution of your proxy, please call the Fund at 1-800/DIAL BEN (1-800/342-5236).

For your convenience, we have established three easy methods by which to register your vote:

        1.  BY PHONE:     For automated phone voting, call 1-800-597-7836,
            --------      available 24 hours a day. Enter the 14-digit control
                          number printed on your proxy card.

        2. BY INTERNET:   Access WWW.FRANKLINTEMPLETON.COM and enter the
           ------------   14-digit control number printed on your proxy card.

        3. BY MAIL:       Simply return your executed proxy in the enclosed
           -------        postage prepaid envelope.


                       DON'T HESITATE. PLEASE VOTE TODAY!

As the date of the special meeting moves closer, if we still have not received your proxy, you may receive a call asking you to exercise your right to vote.

Thank you in advance for your participation.